Exhibit 99.2
Slide 1 | © 2024 AeroVironment, Inc. First Quarter Fiscal Year 2025 Earnings Presentation September 4, 2024

Slide 2 052620 | © 2024 AeroVironment, Inc. Safe Harbor Statement Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs; changes in the timing and/or amount of government spending, including due to continuing resolutions; adverse impacts of a U.S. government shutdown; our reliance on limited relationships to fund our development of HAPS UAS; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems;; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; our ability to respond and adapt to legal, regulatory and government budgetary changes, including those resulting from the impact of pandemics and similar outbreaks; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 052620 | © 2024 AeroVironment, Inc. First Quarter Fiscal Year 2025 Key Messages First-quarter revenue of $189 million, a 24% increase over Q1 FY24 Robust pipeline converting to backlog evidenced by AV’s recent Army IDIQ award with a nearly $1B ceiling Loitering Munition Systems segment continues to lead company growth with a first-quarter revenue record of $52 million Given strong execution and growing pipeline we are reiterating our previously disclosed fiscal year 2025 guidance

First Quarter Results Fiscal Year 2025

Metric	Q1 FY25	Year-Over-Year Change	Notes
Revenue	$189.5 m	+24%	Overall increase driven by higher product sales in UxS and LMS segments partially offset by a decrease in MW revenue.
GAAP Gross Margin	$81.5 m	+24%	Increase driven by favorable sales volume.
Adjusted EBITDA[2]	$37.2 m	--%	In-line with same quarter last year as higher gross margins were offset by higher SG&A expenses and increased investments in R&D.
Non-GAAP EPS (diluted)[1]	$0.89	-11%	Lower than last year as higher gross margins were more than offset by higher SG&A expenses, and increased investments in R&D.
Funded Backlog	$372.9 m	-31%	Q1 backlog lower due to contract award timing[3].

[1] Q1 GAAP EPS was $0.75 per diluted share. Refer to Reconciliation of Non-GAAP Earnings Per Diluted Share on Appendix A
[2] Q1 GAAP Net income was $21.2M. Refer to Adjusted EBITDA reconciliation on Appendix D.
3 Backlog expected to increase in future quarters in FY25

Slide 4 | © 2024 AeroVironment, Inc.

Slide 5 052620 | © 2024 AeroVironment, Inc. backlog of Slide 5 QUARTERLY REVENUE BY SEGMENT QUARTERLY REVENUE BY TYPE Revenue Mix by Segment and Type 78% 81% 84% 84% 84% 22% 19% 16% 16% 16% 43% 42% 36% 38% 43% 0% 10% 20% 30% 40% 50% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Gross Margin Percentage Quarterly Revenue Product Revenue Service Revenue GAAP Gross Margin Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 MW $23.2 $17.8 $15.6 $19.5 $17.5 LMS $30.9 $30.2 $57.7 $73.8 $52.0 UxS $98.2 $132.8 $113.3 $103.7 $120.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 Revenue in millions MW LMS UxS $186.6 $152.3 $189.5 $180.8 UxS: Uncrewed Systems | LMS: Loitering Munitions Systems | MW: MacCready Works $197.0

Slide 6 052620 | © 2024 AeroVironment, Inc. Adjusted Profitability by Type and Non-GAAP EPS 49% 47% 38% 41% 48% 28% 28% 40% 38% 29% 45% 43% 38% 40% 45% 0% 10% 20% 30% 40% 50% 60% Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Q1 GAAP Product Margin of 46% and Service Margin of 25%. Refer to GAAP to NON-GAAP reconciliation on Appendix C. | 2 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. $1.00 $0.89 $- $0.20 $0.40 $0.60 $0.80 $1.00 Q1 FY24 Q1 FY25 Slide 6 | © 2024 AeroVironment, Inc. NON-GAAP DILUTED EPS2 PERCENTAGE ADJUSTED GROSS MARGIN1

Slide 7 052620 | © 2024 AeroVironment, Inc. Maintaining Guidance: Fiscal 2025 Outlook AS OF 09/4/2024 FY24 RESULTS FY25 GUIDANCE EXPECTED % CHANGE (TO MIDPOINT) Revenue $717 million $790 million - $820 million 12% Net Income $60 million $74 million – $83 million4 31% Adjusted EBITDA $128 million2 $143 million–$153 million4 16% Earnings Per Share (diluted) $2.18 $2.61 – $2.92 27% Non-GAAP Earnings Per Share (diluted) $2.993 $3.18 – $3.49 1 11% 1 Refer to Reconciliation of Fiscal Year 2025 Non-GAAP Diluted Earnings Per Share Expectations on Appendix B. 2 Refer to Adjusted EBITDA Reconciliation on Appendix D. 3 Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share on Appendix F. 4 Refer to Reconciliation of Non-GAAP Fiscal Year 2025 Adjusted EBITDA Expectations on Appendix E. Expect R&D Expenses between 12%-13% of Revenues in FY25.

Slide 8 052620 | © 2024 AeroVironment, Inc. Visibility for FY25 $189.5 $361.2 $317.3 $29.9 $99.0 $52.4 $41.1 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Q4 FY24 Q1 FY25 (as of 9/3/24) Q2 FY25 Q3 FY25 Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date 1 Based on midpoint of guidance range of $790-$820 million Revenue Guidance Range: $790 to $820 million Company visibility (as of September 3, 2024) supports revenue guidance range REVENUE (MILLIONS) 55% visibility 1 80% visibility 1

Slide 9 © 2024 AeroVironment, Inc. Financial Tables

Slide 10 | © 2024 AeroVironment, Inc. APPENDIX A – RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED)

Slide 11 052620 | © 2024 AeroVironment, Inc. APPENDIX B – RECONCILIATION OF FISCAL YEAR 2025 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

Slide 12 052620 | © 2024 AeroVironment, Inc. APPENDIX C – GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

Slide 13 052620 | © 2024 AeroVironment, Inc. APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

Slide 14 052620 | © 2024 AeroVironment, Inc. APPENDIX E – RECONCILIATION OF NON-GAAP FISCAL YEAR 2025 ADJUSTED EBITDA EXPECTATIONS

Slide 15 052620 | © 2024 AeroVironment, Inc. APPENDIX F – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED) Fiscal Year Ended April 30, 2024 Earnings (loss) per diluted share $ 2.18 Acquisition-related expenses 0.06 Amortization of acquired intangible assets and other purchase accounting adjustments 0.54 Equity method and equity securities investments activity, net 0.21 Goodwill impairment — Accelerated intangible amortization — Earnings per diluted share as adjusted (Non-GAAP) $ 2.99